                                                                   EXHIBIT 5 (b)

-------------------------------------------------------------------------------
[VALIC LOGO]      THE VARIABLE ANNUITY LIFE
                      INSURANCE COMPANY                 MASTER APPLICATION FORM
           P.O. BOX 3206 Houston, Texas 77253-3206
-------------------------------------------------------------------------------

                         Please Print All Information.

     ----------------------------------------------------------------------
                   APPLICATION FOR CONTRACT FORM (Check one):

     [ ]  FIXED--Group Fixed Annuity (V-Plan).....................  GFA-582
     [ ]  FIXED/VARIABLE--Group Unit Investment Trust
               Annuity (Independence Plus)........................ UITG-585
     [ ]  FIXED/VARIABLE--Group Unit Purchase Annuity (GUP)....... GUP64/74
     [ ]  OTHER:
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
1.   APPLICANT (check one):   [ ] Employer   [ ] Other _________________________
                                                              (Specify)
     Name (exact legal): _______________________________________________________

     Mailing Address: _________________________ Tax I.D. No: ___________________
                      NO.             STREET

     __________________________________________ Telephone No.: (  ) ____________
     CITY            STATE (ABV.)     ZIP CODE               AREA CODE
--------------------------------------------------------------------------------
2.   OWNERSHIP/CONTROL
     For Deferred Compensation:           Employer
                                ______________________________

     For other Plan Types (check one):
     [ ]  Employer
     [ ]  Trustee
     [ ]  Other: _____________________________________________
--------------------------------------------------------------------------------
3.   TYPE OF PLAN (Check one):
     [ ]  403(b) Voluntary Tax Deferred Annuity
     [ ]  403(b) State Optional Retirement Plan
     [ ]  403(b) Employer Retirement Plan
     [ ]  Deferred Compensation Plan (check one):
          [ ] 457 Public Employer       [ ] 457 Private Non-Profit
          [ ] Other ______________________________________________
     [ ]  401(a) or 403(a) Employer Retirement Plan
     [ ]  401(a) or 403(a) Self Employed Retirement Plan
     [ ]  Other: _________________________________________________

     NAME OF PLAN: _______________________________________________
--------------------------------------------------------------------------------
4.   TYPE OF ORGANIZATION (Check one):
     [ ] PS         --Public Educational Institutions
     [ ] NP         --Non-Profit Organizations (check one):
                    [ ] 501(c)(3)*      [ ] Other
     [ ] PFP        --Private Profit Organizations
     [ ] SLGOV      --State and Local Governments
     [ ] SELF       --Self Employed Individuals

     Nature of Business: _________________________________________

     _____________________________________________________________
     *Attach IRS determination letter.
--------------------------------------------------------------------------------
5.   ADDITIONAL INFORMATION/REQUESTS





--------------------------------------------------------------------------------
    SPECIAL STATEMENTS/AGREEMENTS FOR GROUP FIXED/VARIABLE ANNUITY CONTRACTS

A current prospectus for the Company's Separate Account for the contract was provided with this application. Also, a current prospectus was provided for each Fund allowed to receive purchase payments. The prospectus for the Separate Account provides sales expenses and other data. It is understood that annuity payments (and termination values, if any) provided by the contract applied for are variable and not guaranteed as to dollar amount when based on the investment experience of the Company's Separate Account.

                                   SIGNATURES

Dated at _______________________________     Date: ______________________, 19___
                  (CITY, STATE)

________________________________________     ___________________________________
           APPLICANT SIGNATURE                         APPLICANT TITLE

________________________________________     ___________________________________
        AGENT NAME (PLEASE PRINT)               AGENT SIGNATURE         DATE

                          ________________________________      ________________
                                  MANAGER SIGNATURE                   DATE
-------------------------------------------------------------------------------